Comerica Incorporated

Fourth Quarter 2012 Financial Review
January 16, 2013

Comerica Bank

comerica.com

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; the acquisition of Sterling Bancshares, Inc., or any future acquisitions; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; the implementation of Comerica's strategies and business models, including the implementation of revenue enhancements and efficiency improvements; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2011 and "Item 1A. Risk Factors" beginning on page 73 of the Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 2012. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

Financial Results

	4Q12	3Q12	2012	2011
Diluted income per common share[1]	$0.68	$0.61	$2.67	$2.09
Net interest income	$424	$427	$1,728	$1,653
Loan accretion	*13*	*15*	*71*	*53*
Noninterest income	204	197	818	792
Provision for credit losses	16	22	79	144
Noninterest expenses	427	449	1,757	1,771
Restructuring expenses	*2*	*25*	*35*	*75*
Net income	130	117	521	393
Total loans (average)	$44,119	$43,597	$43,306	$40,075
Total deposits (average)	51,292	49,857	49,540	43,762
Tier 1 capital ratio	10.11%[2]	10.35%		
Basel III capital ratio[3]	9.1%	9.4%		
Average diluted shares (millions)	*188*	*191*		

$ in millions, except per share data. [1]Calculated using net income attributable to common shares. [2]Estimated. [3]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures.

Comerica Bank
3

Fourth Quarter 2012 Results

4Q12 vs. 3Q12	Chg $	Chg %	
Total Loans (average)	$522	1%	Driven by Commercial Loans
Commercial Loans	*762*	*3*	Primarily due to National Dealer, Energy, general Middle Market & Mortgage Banker
Total Deposits (average)	1,435	3	All-time high
Noninterest-bearing deposits	*1,289*	*6*	New record, with broad-based growth
Net Interest Income	(3)	--	Stable, excluding the impact of accretion
Noninterest Income	7	4	Due to customer driven fees
Noninterest Expense	(22)	(5)	Continued tight expense control, restructuring down $23MM
Net Income	13	11	
Net credit-related charge-offs	(6)	(14)	Within normal range
Provision for credit losses	(6)	(25)	
Shares Repurchased under share repurchase program	3.1MM shares or $93MM		Shareholder payout of 93% of earnings

$ in millions

Comerica Bank
4

Well Positioned in Growth Markets


Average Loan Balances ($ in B)
Michigan: 4Q11 13.7, 1Q12 13.8, 2Q12 13.8, 3Q12 13.5, 4Q12 13.4; -2%
California: 4Q11 11.7, 1Q12 12.1, 2Q12 12.6, 3Q12 12.9, 4Q12 13.3; +13%
Texas: 4Q11 9.0, 1Q12 9.3, 2Q12 9.5, 3Q12 9.6, 4Q12 9.8; +10%


Average Deposit Balances ($ in B)
Michigan: 4Q11 19.1, 1Q12 19.4, 2Q12 19.2, 3Q12 19.6, 4Q12 20.0; +5%
California: 4Q11 13.5, 1Q12 13.7, 2Q12 14.1, 3Q12 15.0, 4Q12 15.5; +15%
Texas: 4Q11 10.3, 1Q12 10.2, 2Q12 10.2, 3Q12 9.9, 4Q12 9.8; -5%

Comerica Bank
5

Average Loans Grew 1% with Commercial Loans up 3%


Total Loan Growth ($B)
Loan Yields
41.5
42.3
43.2
43.6
44.1
40.1
43.3
+1%
+6%
+8%
3.98
3.92
3.79
3.66
3.60
4Q11 1Q12 2Q12 3Q12 4Q12 2011 2012


Commercial Loan Growth ($B)
Mortgage Banker
+3%
23.5
24.7
26.0
26.7
27.5
1.5
1.5
1.5
2.0
2.1
+17%
22.2
26.2
0.9
1.8
+18%
4Q11 1Q12 2Q12 3Q12 4Q12 2011 2012

- Period end loans grew $1.9B, or 4%, to $46.1B with Commercial loans growing $2.1B, or 7%
- Line utilization increased to 49.4%; Commitments increased $817MM, or 2%, to $50.6B
- Loan pipeline remains solid

Average loan balances; 4Q12 compared to 3Q12; FY 2011 includes Sterling Bancshares loans from July 28, 2011.

Comerica Bank
6

Continued Record Deposit Levels

Deposit Costs Decline as Deposits Grow ($B)


Deposit Rates
47.8
48.3
48.7
49.9
51.3
+3%
+7%
0.29
0.26
0.25
0.24
0.22
43.8
49.5
+13%
4Q11
1Q12
2Q12
3Q12
4Q12
2011
2012

Total average deposits grew $1.4B

- Noninterest-bearing deposits up $1.3B, or 6%
- Broad-based growth across most markets and lines of business

Total period-end deposits increased $2.2B to $52.2B

- Noninterest-bearing deposits up $1.5B, or 7%

Average deposit balances; 4Q12 compared to 3Q12; FY 2011 includes Sterling Bancshares deposits from July 28, 2011.

Comerica Bank
7

Securities Portfolio

Primarily AAA Mortgage-backed Securities (MBS)


MBS
Other
Yield
9.4
9.5
9.4
9.6
10.0
2.74
2.73
2.55
2.42
2.25
7.7
9.6
4Q11
1Q12
2Q12
3Q12
4Q12
2011
2012

Total average MBS portfolio of $9.8B at 4Q12

- Duration of 3.0 years
- Net unrealized pre-tax gain $236MM
- Unamortized premium of about $95MM
- Expect continued pace of prepayment $850MM-950MM for 1Q13[1]

Average $ in billions (B). Excludes auction-rate securities. [1]Outlook as of January 16, 2013.

Comerica Bank
8

Net Interest Income Stable[1]



Net Interest Income ($MM)
Accretion
NIM
444
442
435
427
424
26
25
18
15
13
418
417
417
412
411
3.19
3.19
3.10
2.96
2.87
4Q11
1Q12
2Q12
3Q12
4Q12

Net interest income and rate NIM:

$427MM	**3Q12**	**2.96%**
+4MM	Loan growth	--
-4MM	Loan portfolio dynamics	-0.04
-2MM	LIBOR decline	-0.02
+2MM	3Q12 Lease residual adjustment	+0.02
- 2MM	Accretion on acquired portfolio	-0.01
-2MM	Securities portfolio	-0.03
+1MM	Lower funding costs	+0.01
--	Excess liquidity	-0.02
$424MM	**4Q12**	**2.87%**

FY13 Expected Accretion[2] of $20MM - $30MM

4Q12 compared to 3Q12. [1]Excluding the impact of accretion. [2]Outlook as of January 16, 2013.

Comerica Bank 9

Continued Strong Credit Quality



Net credit-related charge-off ratio within historical normal range
Provision for credit-related losses
Net credit-related Charge-off Ratio
18
22
19
22
16
0.57
0.43
0.42
0.39
0.34
4Q11
1Q12
2Q12
3Q12
4Q12



Watch list[1] & Nonperforming loans continue to trend down
Nonperforming Loans
Accruing Watch list Loans
4,467
4,206
3,835
3,653
3,088
887
856
747
692
541
4Q11
1Q12
2Q12
3Q12
4Q12

$ in millions
[1]Watch list is generally consistent with regulatory defined Special Mention, Substandard and Doubtful (nonaccrual) loans.

Comerica Bank 10

Customer-driven Fee Income Increased



Total Noninterest Income ($MM)
Customer-Driven Fee Income[1]
182
206
211
197
204
175
184
187
183
190
4Q11
1Q12
2Q12
3Q12
4Q12

Noninterest income increased $7MM, or 4% reflecting:

- **An increase in customer-driven fee income:**
  - +$3MM Commercial Lending Fees
  - +$3MM Derivative Income
  - +$3MM Fiduciary Income
  - -$2MM Letter of Credit Fees
- **Noncustomer-driven fee income was stable:**
  - +$1MM Net Securities Gains (Auction-rate securities redemptions)
  - -$2MM Deferred compensation asset returns (offset in noninterest expense)

4Q12 compared to 3Q12. [1]Customer-Driven Fee Income includes service charges on deposit accounts, fiduciary income, commercial lending fees, letter of credit fees, card fees, foreign exchange income, brokerage fees and customer-driven components of other noninterest income.

Comerica Bank

11

Continued Tight Expense Control



Noninterest Expenses ($MM)
Restructuring
479
448
433
449
427
442
448
425
424
425
4Q11
1Q12
2Q12
3Q12
4Q12



Full Time Equivalent (FTE) Employees
9,397
9,195
9,014
9,008
8,967
-5%
4Q11
1Q12
2Q12
3Q12
4Q12

Noninterest expense decreased $22MM, or 5%, reflecting:

- $23MM Merger & Restructuring Costs

+$4MM Salaries:

- +$4MM Severance
- +$2MM Employee incentives
- - $2MM Deferred compensation asset expense (offset in noninterest income)

- $2MM Employee benefits

+$2MM Occupancy

- $4MM Litigation & Legal Fees

+$6MM Gain on asset sales in 3Q12

4Q12 compared to 3Q12.

Comerica Bank

12

Strong Shareholder Payout


Shareholder Payout Ratio
Dividends
Share Repurchases
41%
26%
15%
81%
60%
21%
101%[1]
76%
25%
93%
71%
22%
79%
59%
20%
1Q12
2Q12
3Q12
4Q12
FY 2012

2012 Capital Plan On Track:

$375MM share repurchase target from 1Q12 through 1Q13[2]

	Shares in MM	$ in MM
1Q12	1.1	33
2Q12	2.9	88
3Q12	3.0	90
4Q12	3.1	93
FY12	**10.1**	**$ 304**

[1]Excluding the restructuring charge, third quarter total shareholder payout ratio was 89%. [2]Outlook as of January 16, 2013.

Comerica Bank
13

Delivered Synergies Expected on Sterling Acquisition

Sterling Acquisition Accelerates Growth in Texas


Comerica Branches
Sterling Branches

	Expected	Delivered
Expense Synergies	35% of expense savings	4Q11 ✓
Revenue Synergies	10% loan growth[1]	1Q12 ✓
	15% growth in noninterest income[2]	4Q12 ✓
Merger-Related Charges	$125MM (pre-tax)	4Q12 ✓

[1]Estimated overall loan growth in the Houston, San Antonio, and Kerrville markets from August 2011 through 1Q12.
[2]Estimated overall increases in the Houston, San Antonio, and Kerrville markets based on run-rate as of the acquisition date.

Comerica Bank
14

Management 2013 Outlook1 1Outlook as of January 16, 2013. 15 FY 2013 compared to FY 2012:Based on current economic environment Average loans Continued growth at a slower pace, with economic uncertainty impacting demand as well as continued pricing and structure discipline Net interest income Lower, reflecting a decline in purchase accounting accretion to $20-30MM and effect of low rate environment. Expect loan growth to partially offset impact from low rates Provision Stable, reflecting loan growth offset by a continued decline in nonperforming loans and net charge-offs Noninterest income Increase in customer-driven fee income, reflecting cross-sell initiatives and selective pricing adjustments. (Outlook does not include expectations for noncustomer fee income) Noninterest expense Lower, reflecting further cost savings due to tight expense control and no restructuring expensesIncome taxes Approx. 36.5% of pre-tax income less about $66MM in tax benefits Maintain focus on delivering a growing bottom line Appendix

Efficiency Ratio and ROA Goals


Efficiency Ratio
Restructuring
59%
66%
69%
67%
72%
69%
69%
68%
20 year average: 59%
Long-Term Goal: Below 60%
2007
2008
2009
2010
2011
2012


Return on Average Assets (ROA)
1.17%
20 year average: 1.18%
0.33%
0.03%
0.50%
0.69%
0.83%
Long-Term Goal: Above 1.30%
2007
2008
2009
2010
2011
2012

Goal as of January 16, 2013.

Comerica Bank

17

Loans by Business and Market

By Line of Business	4Q12	3Q12	4Q11
Middle Market:			
General	$13.2	$13.1	$13.0
Energy	2.9	2.6	1.9
National Dealer Services	4.6	4.3	3.4
Entertainment	0.6	0.6	0.6
Tech. & Life Sciences	1.9	1.8	1.5
Environmental Services	0.7	0.7	0.5
Total Middle Market	$23.9	$23.1	20.9
Corporate			
US Banking	2.8	3.0	2.7
International	1.8	1.8	1.6
Mortgage Banker Finance	2.1	2.0	1.5
Commercial Real Estate	3.7	3.9	4.6
BUSINESS BANK	**$34.3**	**$33.8**	**$31.3**
Small Business	3.7	3.7	3.8
Personal Banking	1.6	1.6	1.8
RETAIL BANK	**$5.3**	**$5.3**	**$5.6**
Private Banking	4.5	4.5	4.6
WEALTH MANAGEMENT	**$4.5**	**$4.5**	**$4.6**
TOTAL	**$44.1**	**$43.6**	**$41.5**

By Market	4Q12	3Q12	4Q11
Michigan	$13.4	$13.5	$13.8
California	13.3	12.9	11.7
Texas	9.8	9.6	9.0
Other Markets	7.6	7.6	7.0
TOTAL	**$44.1**	**$43.6**	**$41.5**

- Middle Market: Serving companies with revenues generally between $20-500MM
- Corporate: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average loans in $ billions.

Comerica Bank

18

1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 4Q11 1Q12 2Q12 3Q12 4Q12 545 614 635 670 716 4Q11 1Q12 2Q12 3Q12 4Q12 Loan Performance in Select Portfolios Average $ in millions. Environmental Services Energy 1,51 7 1,64 3 1,65 9 1,83 1 1,88 6 4Q11 1Q12 2Q12 3Q12 4Q12 Tech and Life Sciences 19 3,39 3 3,80 0 4,28 3 4,29 8 4,62 2 4Q11 1Q12 2Q12 3Q12 4Q12 National Dealer Services • Approximately 900 borrowers• Strategy: Full relationships with ancillary business• Comerica is agent for approximately 18%• Adhere to same credit underwriting standards as rest of loan book • Credit quality mirrors total portfolio Period-end outstandings as of December 31, 2012. Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level. Commercial Real Estate$0.6B 6% Corporate $2.7B 30% General$2.0B 21% National Dealer $0.4B 4% Energy$2.6B 28% Entertainment$0.3B 3% Tech. & Life Sciences$0.2B 2% Environmental Services $0.3B 3% Mortgage Banker$0.3B 3% 20 Shared National Credit Relationships = Total Middle Market (61%) December 31, 2012: $9.4 billion

National Dealer Services Line of Business

Diverse Franchise Distribution[1]



Honda/Acura 16%
Ford 8%
GM 9%
Chrysler 9%
Mercedes 4%
Nissan/ Infiniti 7%
Other European 9%
Other Asian 9%
Other[2] 11%
Toyota/Lexus 18%

- 65+ years of Floor Plan lending, with over 20 years on a national basis
- Top tier strategy
- Majority are "Mega Dealer" (five or more dealerships in group)
- Excellent credit quality
- Robust monitoring of company inventory and performance

Geographic Dispersion

California	62%	Texas	6%
Michigan	19%	Other	13%



Average Loan Balances
($ in Billions)
4.9
3.5
3.5
3.5
4.3
2008
2009
2010
2011
2012

[1] Franchise distribution based on December 31, 2012 period-end (PE) outstandings.
[2] "Other" includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans).

Comerica Bank

21

Nonperforming Assets

December 31, 2012
Nonaccrual Loans $519 million
By Business



Commercial Real Estate $131MM
Private Banking $62MM
Small Business $98MM
Other $94MM
Middle Market $126MM
Corporate $8MM

Nonperforming Assets of $587MM, a $168MM decrease, included:

- Nonaccrual loans decreased $146MM
- Foreclosed Property decreased to $46MM

Troubled Debt Restructurings (TDRs) of $232MM, included:

- $92MM Performing Restructured
- $22MM Reduced Rate
- $118MM Nonaccrual TDR

4Q12 compared to 3Q12.

Comerica Bank

22

Deposits by Business and Market

By Line of Business	4Q12	3Q12	4Q11
Middle Market:			
General	$14.6	$14.1	$12.7
Energy	0.5	0.5	0.9
National Dealer Services	0.2	0.2	0.2
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	5.2	5.2	4.4
Environmental Services	0.1	0.1	0.1
Total Middle Market	$20.7	$20.2	$18.4
Corporate			
US Banking	2.1	1.9	2.0
International	1.6	1.4	1.5
Mortgage Banker Finance	0.6	0.5	0.4
Commercial Real Estate	1.1	1.1	1.0
BUSINESS BANK	**$26.1**	**$25.1**	**$23.3**
Small Business	6.3	6.1	6.3
Personal Banking	14.6	14.6	14.4
RETAIL BANK	**$20.9**	**$20.7**	**$20.7**
Private Banking	3.8	3.7	3.4
WEALTH MANAGEMENT	**$3.8**	**$3.7**	**$3.4**
Finance/ Other	0.5	0.4	0.4
TOTAL	**$51.3**	**$49.9**	**$47.8**

By Market	4Q12	3Q12	4Q11
Michigan	$20.0	$19.6	$19.1
California	15.5	15.0	13.5
Texas	9.8	9.9	10.3
Other Markets	5.5	5.0	4.5
Finance/ Other	0.5	0.4	0.4
TOTAL	**$51.3**	**$49.9**	**$47.8**

- Middle Market: Serving companies with revenues generally between $20-500MM
- Corporate: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average deposits in $ billions.

Comerica Bank
23

Holding Company Debt Ratings

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch	DBRS
Peer Banks	BB&T	A-	A2	A+	A (high)
	Comerica	**A-**	**A3**	**A**	**A**
	M&T Bank	A-	A3	A-	A (low)
	BOK Financial	BBB+	A2	A	A (low)
	KeyCorp	BBB+	Baa1	A-	BBB (high)
	SunTrust	BBB	Baa1	BBB+	A (low)
	Fifth Third	BBB	Baa1	A-	A (low)
	Huntington	BBB	Baa1	BBB+	BBB
	First Horizon National Corp	BBB-	Baa2	BBB-	
	Regions Financial	BBB-	Ba1	BBB-	BBB
	Zions Bancorporation	BBB-	Ba1	BBB-	BBB (low)
	Synovus Financial Corp	B	B2	BB-	
Large Banks	Wells Fargo & Company	A+	A2	AA-	AA
	U.S. Bancorp	A+	A1	AA-	AA
	JP Morgan	A	A2	A+	A (high)
	PNC Financial Services Group	A-	A3	A+	A (high)
	Bank of America	A-	Baa2	A	A

As of 1/8/13; Source: SNL Financial; Debt Ratings are not a recommendation to buy, sell, or hold securities.

Comerica Bank
24

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11
Tier 1 capital[1,2]	$6,705	$6,685	$6,676	$6,647	$6,582
Less: Trust preferred securities	--	--	--	--	25
Tier 1 common capital[2]	6,705	6,685	6,676	6,647	6,557
Risk-weighted assets[1,2]	66,312	64,568	64,312	64,742	63,244
Tier 1 common capital ratio[2]	***10.11%***	***10.35%***	***10.38%***	***10.27%***	***10.37%***
Total shareholders' equity	$6,942	$7,084	$7,028	$6,985	$6,868
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	22	25	28	30	32
Tangible common equity	$6,285	$6,424	$6,365	$6,320	$6,201
Total assets	$65,359	$63,314	$62,650	$62,593	$61,008
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	22	25	28	30	32
Tangible assets	$64,702	$62,654	$61,987	$61,928	$60,341
Tangible common equity ratio	***9.71%***	***10.25%***	***10.27%***	***10.21%***	***10.27%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.
The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.
[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.
[2]December 31, 2012 Tier 1 Capital and Risk-Weighted assets are estimated.

Comerica Bank
25

Supplemental Financial Data

Tier 1 Common Equity under Basel III (estimated) ($ in billions)

Tier 1 Common Equity under Basel III (estimated)

	12/31/12
Tier 1 common capital under Basel I[1]	$6.7
Adjustments from Basel I to Basel III:	
Cumulative other comprehensive income[2]	(0.4)
Tier 1 common equity anticipated under Basel III[3]	$6.3
Risk-weighted assets under Basel I[1]	$66.3
Adjustments from Basel I to Basel III:	
Unused commitments < 1 Year	1.0
Real estate related	0.9
Other	0.5
Risk-weighted assets anticipated under Basel III[3]	$68.7
Tier 1 common equity to total risk-weighted assets anticipated under Basel III	9.1%

Basel III calculations reflect adjustments for the related elements as proposed by regulatory authorities. Basel III impact is estimated and subject to final rulemaking. The Corporation may be affected by other changes due to Basel III.
The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.
[1]Estimated. Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.
[2]Includes AFS mark-to-market and defined benefit pension liability.
[3]The amount of regulatory capital and risk-weighted assets estimated under Basel III (as fully phased-in on January 1, 2019) is based upon the Corporation's interpretation of the federal banking agencies' notices of proposed rulemaking, which implement Basel III and the Standardized Approach.

Comerica Bank
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